Exhibit 10.53

AMENDMENT ONE TO RENEWAL EXECUTIVE EMPLOYEMENT AGREEMENT

This Amendment One to the Renewal Executive Employment Agreement (“Amendment One”) is made, effective as of April 16, 2013 (“Effective Date”), by and between Accuray Incorporated, a Delaware corporation (“Accuray”) and Robert Ragusa (“Executive”).

The parties entered into an Employment Agreement (the “Agreement”) effective as of January 1, 2013 and, in consideration of the mutual promises contained in this Amendment One, the parties want to amend the Agreement on the terms and conditions set forth herein.

The parties hereby agree as follows:

1.                                      The Agreement Recitals, Section 1(a), Section 5(d) and Section 5(e) of the Agreement shall be amended such that “Senior Vice President, Global Operations” shall be replaced with the “Executive Vice President, Engineering and Global Operations.”

2.                                      The Agreement, Section 4(a) on Page 2 of the Agreement shall be amended such that Executive’s Base Salary of “$294,600” shall be replaced with “$350,000” calculated on an annualized basis.

3.                                      The Agreement, Section 4(b) on Page 2 of the Agreement shall be amended such that the target amount of Executive’s annual bonus of “fifty percent (50%)” shall be replaced with “sixty five percent (65%)” of Executive’s annual Base Salary.

4.                                      As permitted under Section 4(c)(ii) of the Agreement, and in connection with the above changes, Executive will be granted 80,000 Restricted Stock Units (“RSUs”) in accordance with Accuray’s policy for granting of equity awards, with the grant date for such RSUs to be the last trading day of the current calendar month, or April 30, 2013 and the vest start date for such RSUs to be April 30, 2013. Exhibit B to the Agreement shall be amended accordingly, following such grants.

5.                                      All provisions of the Agreement, except as expressly modified by this Amendment One, will remain in full force and effect and are hereby ratified and reaffirmed.  In the case of direct conflict or conflict by reason of interpretation between any provision of this Amendment One and the Agreement, this Amendment One shall control and supersede the terms of the Agreement. This Amendment One in combination with the Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior understandings, representations and warranties, written and oral.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Amendment One to be executed as of the Effective Date set forth above.

Sincerely,

ACCURAY INCORPORATED,
a Delaware Corporation

		By:	/s/ Joshua H. Levine
		Name:	Joshua H. Levine
		Title:	President & Chief Executive Officer

		By:	/s/ Darren J. Milliken
		Name:	Darren J. Milliken
		Title:	Senior Vice President, General Counsel
Accepted and Agreed,

Robert Ragusa:	/s/ Robert Ragusa

AMENDMENT ONE TO RENEWAL EXECUTIVE EMPLOYMENT AGREEMENT STD. 4.12.13	ACCURAY CONFIDENTIAL
Robert Ragusa